Exhibit 10.1

Execution Version

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of April 7, 2020 (this “Amendment”), is entered into by and among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors” and, together with the Borrower being collectively referred to as the “Loan Parties”), the Lenders party hereto and CITIBANK, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), and is made with reference to the Credit Agreement, dated as of January 6, 2017, as amended by the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017, the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017, the Fifth Amendment to Limited Waiver to Credit Agreement and Fifth Amendment to Credit Agreement, dated as of December 22, 2017, the Sixth Amendment to Credit Agreement, dated as of March 8, 2018, and the Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement, dated as of July 19, 2019 (as so amended, the “Credit Agreement”), among the Borrower, the Guarantors party thereto, the lenders and letter of credit issuers party thereto and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, on the terms and subject to the conditions set forth herein, in accordance with Section 10.01 of the Credit Agreement, the undersigned Lenders (constituting at least Required Lenders) agree to amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Definitions. Each capitalized term used and not otherwise defined in this Amendment shall have the meaning assigned to such term in the Credit Agreement after giving effect to this Amendment (the “Amended Credit Agreement”).

SECTION 2. Amendments to the Credit Agreement. Upon the occurrence of the Effective Date (as defined in Section 3 hereof), the following amendment is hereby made to the Credit Agreement, with full force and effect as of March 31, 2020:

(a)       Section 6.01(a) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“provided that, solely with respect to such financial statements to be provided for the fiscal year ended December 31, 2019 and such accompanying report and opinion from such independent registered public accounting firm, the Borrower shall not be required to deliver such financial statements and accompanying report and opinion to the Administrative Agent until April 9, 2020”.

SECTION 3. Conditions to Agreement. This Amendment shall become effective on the date of this Amendment (the “Effective Date”) upon receipt by the Administrative Agent of a counterpart signature page of this Amendment, duly executed and delivered by the Borrower and each other Loan Party and Lenders constituting Required Lenders (it being understood and agreed that the amendments set forth herein shall have retroactive effect as provided in Section 1 hereof).

SECTION 4. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each Lender (in each case solely with respect to itself), in each case as of the Effective Date, that:

(a)       Such Loan Party has the requisite power and authority, and the legal right, to enter into this Amendment. Such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)       The representations and warranties made by such Loan Party pursuant to Article 5 of the Amended Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Amendment, as if made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)       Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 5. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 6. GOVERNING LAW. THIS AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, SHALL BE

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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 8. Consent to Service of Process. Each party to this Amendment irrevocably consents to the service of process in the manner provided for notices in Section 10.02 of the Amended Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9. Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

SECTION 10. Loan Document. This Amendment constitutes a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 11. Reaffirmation. Each of the undersigned Loan Parties (a) acknowledges all of its obligations, undertakings and liabilities under the Amended Credit Agreement and the other Loan Documents to which it is a party in each case as amended hereby or in connection herewith and such obligations, undertakings and liabilities (as so amended hereby), where applicable, are hereby reaffirmed and remain in full force and effect on a continuous basis, (b) agrees that its grant of security interests pursuant to the Security Agreement is reaffirmed and remains in full force and effect after giving effect to this Amendment and secures all Secured Obligations (as in effect after giving effect hereto), and (c) acknowledges and agrees that the Secured Obligations, the Obligations and the Guaranteed Obligations include, among other things and without limitation, the New Incremental Term Loans, Revolving Credit Commitments and Revolving Credit Loans, the Term Loans and other Loans.

SECTION 12. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 14.  Effect of this Amendment. Except as expressly set forth in this Amendment or any exhibits hereto, (a) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Amended Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms,

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conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document. Except as expressly set forth in this Amendment, each and every term, condition, obligation, covenant and agreement contained in the Amended Credit Agreement and any other Loan Documents is hereby ratified and reaffirmed in all respects and shall continue in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment or any exhibits hereto, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect, except to any extent amended or modified by this Amendment. Nothing implied in this Amendment shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents. From and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall, unless expressly provided otherwise, be deemed to refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

SECTION 15. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender and the successors and permitted assigns of each of the parties hereto and each Lender.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

BORROWER:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

GUARANTORS:

GLOBAL EAGLE SERVICES, LLC

AIRLINE MEDIA PRODUCTIONS, INC.

ENTERTAINMENT IN MOTION, INC.

GLOBAL EAGLE ENTERTAINMENT

OPERATIONS SOLUTIONS, INC.

INFLIGHT PRODUCTIONS USA INC.

POST MODERN EDIT, INC.

THE LAB AERO, INC.

ROW 44, INC.

N44HQ, LLC

EMERGING MARKETS COMMUNICATIONS, LLC

MARITIME TELECOMMUNICATIONS

NETWORK, INC.

MTN INTERNATIONAL, INC.

MTN GOVERNMENT SERVICES, INC.

MTN LICENSE CORP.

GLOBAL EAGLE TELECOM LICENSING

SUBSIDIARY LLC

IFE SERVICES (USA), INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: CFO

Eighth Amendment

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael V Moore
Name: Michael V Moore
Title: Vice President

ALM 2020, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM 2020, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII (R)-2, LTD

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII (R)-2, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII (R), LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII (R), LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

MPI (LONDON) LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF MP Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

MPI (LONDON) LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF MP Management, LLC, its investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

AP KENT CREDIT MASTER FUND, L.P.

/s/ Joseph D. Glatt
By: AP Kent Management, LLC, its investment
manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

AP KENT CREDIT MASTER FUND, L.P.

/s/ Joseph D. Glatt
By: AP Kent Management, LLC, its investment
manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

CADBURY MONDELEZ PENSION TRUST LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF CM Management, LLC, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

CADBURY MONDELEZ PENSION TRUST
LIMITED

/s/ Joseph D. Glatt
By: Apollo TRF CM Management, LLC, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO TACTICAL INCOME FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its
investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO TACTICAL INCOME FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its
investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XVIII, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XVIII, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO TR US BROADLY SYNDICATED
LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Management LLC, its
manager
Name: Joseph D. Glatt
Title: Vice President

APOLLO TR US BROADLY SYNDICATED LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Enhanced Management
LLC, its manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO TR US BROADLY SYNDICATED
LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Management LLC, its
manager
Name: Joseph D. Glatt
Title: Vice President

APOLLO TR US BROADLY SYNDICATED LOAN LLC

/s/ Joseph D. Glatt
By: Apollo Total Return Enhanced Management
LLC, its manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XIX, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XIX, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XVI, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XVI, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

RR 2 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 2 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 3 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 3 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 4 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
asset manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 4 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC, its
asset manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING V LTD.

/s/ Joseph D. Glatt
By: Apollo ST Fund Management LLC, its
investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING V LTD.

/s/ Joseph D. Glatt
By: Apollo ST Fund Management LLC, its
investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM VII, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

RR 1 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC,
Management Series 2, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

RR 1 LTD

/s/ Joseph D. Glatt
By: Redding Ridge Asset Management LLC,
Management Series 2, its collateral manager
Name: Joseph D. Glatt
Title: Chief Legal Officer

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO SENIOR FLOATING RATE FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO SENIOR FLOATING RATE FUND INC.

/s/ Joseph D. Glatt
By: Apollo Credit Management, LLC, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING IV LTD.

/s/ Joseph D. Glatt
By: Apollo ST Fund Management LLC, its
collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING VI, LTD.

/s/ Joseph D. Glatt
By: Apollo ST Fund Management LLC, its
investment adviser
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

APOLLO CREDIT FUNDING III LTD.

/s/ Joseph D. Glatt
By: Apollo ST Fund Management LLC, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

SCHLUMBERGER COMMON INVESTMENT FUND LIMITED, acting as trustee for Schlumberger UK Common Investment Fund

/s/ Joseph D. Glatt
By: Apollo Management International LLP, its
investment manager
Name: Joseph D. Glatt
Title: Vice President

/s/ Joseph D. Glatt
By: AMI (Holdings), LLC, its member
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

HSBC DIVERSIFIED LOAN FUND –
SYNDICATED LOAN A S.A R.L

/s/ Joseph D. Glatt
By: Apollo Management International LLP, its
portfolio manager
Name: Joseph D. Glatt
Title: Vice President

/s/ Joseph D. Glatt
By: AMI (Holdings), LLC, its member
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

ALM XVII, LTD.

/s/ Joseph D. Glatt
By: Apollo Credit Management (CLO), LLC, its collateral manager
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

SOUND POINT CAPITAL MANAGEMENT, LP, as Term Lender

/s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: Chief Financial Officer

Signed for and on behalf of:

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

AMERICAN BEACON SOUND POINT FLOATING RATE INCOME FUND A SERIES OF AMERICAN BEACON FUNDS

KAISER FOUNDATION HOSPITALS

KAISER PERMANENTE GROUP TRUST

PRIVILEGE UNDERWRITERS RECIPROCAL EXCHANGE

PURE INSURANCE COMPANY

SOUND POINT CLO III R LTD

SOUND POINT CLO IV R LTD

SOUND POINT CLO IX LTD

SOUND POINT CLO V R LTD

SOUND POINT CLO VI R LTD (FKA) SOUND POINT CLO VI LTD
SOUND POINT CLO VII R LTD

SOUND POINT CLO VIII R LTD (FKA) SOUND POINT CLO VIII LTD

SOUND POINT CLO X LTD

SOUND POINT CLO XI LTD

SOUND POINT CLO XII LTD

SOUND POINT CLO XIV LTD

SOUND POINT CLO XV LTD

SOUND POINT CLO XXIV LTD

SOUND POINT SENIOR FLOATING RATE MASTER FUND LP

(SOUND POINT CAPITAL MANAGEMENT LP)

[Signature Page to Eighth Amendment to Credit Agreement]

Carlyle Investment Management LLC

Signed for and on behalf of:

Carlyle Global Market Strategies CLO 2012-3, Ltd.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

Carlyle Global Market Strategies CLO 2013-1, Ltd.

Carlyle Global Market Strategies CLO 2013-2, Ltd.

Carlyle Global Market Strategies CLO 2013-3, Ltd.

Carlyle Global Market Strategies CLO 2013-4, Ltd.

Carlyle Global Market Strategies CLO 2014-1, Ltd.

Carlyle Global Market Strategies CLO 2014-2-R, Ltd.

Carlyle Global Market Strategies CLO 2014-3-R, Ltd.

Carlyle Global Market Strategies CLO 2014-4R, Ltd.

Carlyle Global Market Strategies CLO 2014-5, Ltd.

Carlyle Global Market Strategies CLO 2015-1,Ltd.

Carlyle Global Market Strategies CLO 2015-2, Ltd.

Carlyle Global Market Strategies CLO 2015-3, Ltd.

Carlyle Global Market Strategies CLO 2015-4, Ltd.

Carlyle Global Market Strategies CLO 2015-5, Ltd.

Carlyle Global Market Strategies CLO 2016-1, Ltd.

Carlyle Global Market Strategies CLO 2016-2, Ltd.

Carlyle Global Market Strategies CLO 2016-3, Ltd.

Carlyle US CLO 2016-4, Ltd.

Carlyle US CLO 2017-1, Ltd.

Carlyle US CLO 2017-2, Ltd.

Carlyle US CLO 2017-3, Ltd.

Carlyle US CLO 2017-4, Ltd.

Carlyle US CLO 2017-5 Ltd.

Carlyle US CLO 2019-2, Ltd.

, as Term Lender

/s/ Glori Graziano
Name: Glori Graziano
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

BlackRock Credit Alpha Master Fund L.P. By: BlackRock Financial Management Inc., in its capacity as investment advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

HC NCBR FUND
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

The Obsidian Master Fund
By: BlackRock Financial Management, Inc., its
Investment Advisor

/s/ Sunil Aggarwal
Name: Sunil Aggarwal
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

AGF Floating Rate Income Fund
By: Eaton Vance Management
as Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio By: Eaton Vance Management as Investment Sub-Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance CLO 2013-1 LTD.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance CLO 2014-1R, Ltd.
By: Eaton Vance Management
As Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance CLO 2015-1 Ltd.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance CLO 2018-1, Ltd.
By: Eaton Vance Management
Portfolio Manager

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance CLO 2019-1, Ltd.
By: Eaton Vance Management
As Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Floating-Rate
Income Plus Fund
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Floating-Rate 2022 Target Term
Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Senior
Floating-Rate Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Floating-Rate
Income Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance International (Cayman Islands)
Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment
Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Senior
Income Trust
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Short Duration Diversified Income
Fund
By: Eaton Vance Management as Investment
Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Institutional Senior Loan Fund
By: Eaton Vance Management as Investment
Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Limited Duration Income Fund
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance Floating Rate Portfolio

By: Boston Management and Research
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Senior Debt Portfolio

By: Boston Management and Research
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Eaton Vance VT
Floating-Rate Income Fund
By: Eaton Vance Management
as Investment Advisor

, as Lender

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eighth Amendment

Wasserstein Debt Opportunities Management, L.P., as Term Lender

/s/ Rajay Bagaria
Name: Rajay Bagaria
Title: President & CIO

For any Term Lender requiring a second signature line:

/s/ Rajay Bagaria
Name: Rajay Bagaria
Title: President & CIO

Wasserstein Consenting Funds:

Wasserstein Short Duration Fund LP

Wasserstein Short Duration High Income Fund LP